Annual Report Perritt MicroCap Opportunities Fund








                                  Annual Report



                    PERRITT MICROCAP OPPORTUNITIES FUND, INC.






                              A No-load mutual fund

                               that invests in the

                                stocks of rapidly

                                growing companies

                                that at the time

                                of purchase have

                              equity market values

                               below $300 million.






                   Formerly Perritt Capital Growth Fund, Inc.

                                October 31, 1998


                                     PERRITT

                        MICROCAP OPPORTUNITIES FUND, INC.

                                No Sales Charges*

                              No Redemption Charges

                                  No 12b-1 Fees

                        Minimum Initial Investment $1,000

                       IRA Minimum Initial Investment $250

                           Dividend Reinvestment Plan

                           Systematic Withdrawal Plan

                            Automatic Investment Plan

                           Retirement Plans Including:

                        IRA        Keogh
                        SEP        Roth IRA
                        403(b)     Education IRA
                                    *- 2% percent redemption fee for shares held
                                   less than 90 days

President's Message

After three consecutive years, during which the return of the Perritt MicroCap Opportunities Fund topped that of the Russell 2000 Index, the Fund took a breather in fiscal 1998. During the twelve months ending October 31, 1998, the Fund posted a loss of 23.8% versus a 19.0% decline in the Russell 2000 Index. Thus, the Fund's return failed to top that of the Russell 2000 Index for the first time in the last five fiscal years. The underperformance was the result of several variables. First, the composition of the Fund's portfolio was significantly different from that of the Russell 2000 Index. The companies in which the Fund invests are significantly smaller than Russell 2000 companies, and the industry allocations of the fund differed markedly from those in the Russell 2000 Index. Second, the Russell 2000 Index is an unmanaged portfolio and its returns do not include transactions costs, management fees, and operating expenses. Finally, the Fund experienced significant shareholder redemptions during the year. These outflows followed significant cash inflows late in fiscal 1997. As a result of the significant cash outflows, management was forced to liquidate investments made only a few months earlier. Although difficult to quantify, the purchase and subsequent sale of securities assuredly increased transactions costs, which reduced the Fund's total annual return.

At a special meeting of shareholders held in Chicago, Illinois, on April 20, the Fund's shareholders overwhelmingly approved the imposition of a 2% redemption fee on shareholders who redeem shares within 90 days of purchase. The proceeds from this fee are returned to the Fund and thus are shared by the Fund's long-term shareholders. The purpose of the redemption fee is not only to offset the additional trading costs that might be incurred when investors purchase and redeem shares during a short period of time, but it is a message to investors who hop from one "hot" fund to another that they are not welcome at the Perritt MicroCap Opportunities Fund.

At fiscal year-end, the portfolio contained the common stocks of 49 companies, down from 54 a year earlier. (The Fund's 10 largest holdings are described later in this report.) During the year, we liquidated investments in 22 companies (five of which were acquired by or merged into other companies) and made new investments in 17 companies.

The Fund's portfolio turnover rate declined to 24.0% from 83.1% the previous fiscal year and the annual expense ratio increased from 1.52% to 1.81%. The increase in the annual expense ratio can be largely attributed to the decline in the total net assets of the fund from $24.8 million at the beginning of the fiscal year to $10.2 million at fiscal year end. Approximately $5 million of the decline in net assets can be attributed to a decline in prices of the Fund's common stock holdings. The balance, about $9 million, resulted from net shareholder redemptions.

The fiscal year was a big disappointment for me, and I am sure it was for the Fund's long-term shareholders. First, the flood of new cash the Fund received from share purchases that occurred in September and October 1997 quickly flowed out of the Fund during the next three months, causing a significant increase in Fund purchase and sale transactions, and increased transactions costs. Second, small company stocks, and micro-cap stocks in particular, returned significantly less than large-cap stocks. Although export sales account for a much smaller percentage of total revenues of tiny companies than is the case for America's giant multi-national firms, the prices of small company stocks plummeted along with those of large companies after the financial and economic crises in Asia, Latin America, and Eastern Europe became apparent.

As a result of the sharp decline in the prices of small- and micro-cap stocks, traditional valuation measures such as price-earnings multiples and price-to-sales ratios are the lowest I have seen in many years. On a relative valuation basis (to large-cap stocks) small company stocks are as cheap as they have been in the last quarter-century. Thus, I believe that small company stocks are poised for a significant rebound. However, the future is far from certain. There are many clouds overhanging the world's financial markets, and a financial or economic storm could once again send stock prices reeling. This said, I have always been bullish on America, the American capitalistic system and small firm entrepreneurs.

Gerald W. Perritt

Portfolio Managers

The Fund is managed by Dr. Gerald W. Perritt (since inception in 1988) and Michael Corbett (since 1996). Dr. Perritt received a doctorate in finance and economics from the University of Kentucky. He has taught investments and finance at a number of colleges and universities and has authored several books on investing. Mr. Corbett joined the firm in 1990 as a research analyst, and is currently vice-president of Perritt Capital Management. He has been a contributor to several investment newsletters and is currently working toward a Chartered Financial Analyst (CFA) designation.



Performance

Perritt MicroCap Opportunities Fund, Inc.
Versus Russell 2000 Index

                      Date        Perritt          Russell
                  10/31/88         10000            10000
                  10/31/89         10375            11487

                  10/32/90         8189             8233
                  10/31/91        11469            12942
                  10/31/92        11664            14056
                  10/31/93        13177            18499
                  10/31/94        13039            18384
                  10/31/95        16377            21570
                  10/31/96        19416            25045
                  10/31/97        26395            32173
                  10/31/98        20107            28368

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Each performance figure includes charges in a fund's share price, plus reinvestment of any dividends (or income) and capital gains (the profits the fund earns when it sells stocks that have grown in value.)

Cumulative Total Returns

Periods ended October 31, 1998
                                             Past 1  Past 3    Past 5    Past 10
                                             Year    Years     Years     Years
Perritt MicroCap Opportunities Fund, Inc.   -23.83%   22.77%   52.58%    101.06%
Russell 2000 Index                          -19.02%   22.02%   54.57%    187.80%
DFA US 9/10 Small Company                   -18.70%   26.71%   68.49%    210.61%
CPI                                           1.49%    6.70%   12.58%     36.33%

Cumulative total returns reflect the Fund's actual performance over a set time period. For example, if you invested $1,000 in a fund that had a 5% return over one year, you would end up with $1,050. You can compare the Fund's returns to the Russell 2000 Index, which currently reflects a popular measure of the stock performance of small companies. You can also compare them to the DFA US 9/10 Small Company Fund, which is a small company index fund that is also used as a common proxy for small company performance. Ibbotson Associates, a Chicago-based research firm, uses this Index Fund as the best benchmark for small company performance.

Average Annual Total Returns

Periods ended October 31, 1998
                                             Past 1    Past 3   Past 5   Past 10
                                             Year      Years    Years    Years
Perritt MicroCap Opportunities Fund, Inc.   -23.83%    7.08%     8.82%     7.23%
Russell 2000 Index                          -19.02%    6.86%     9.10%    11.15%
DFA US 9/10 Small Company                   -18.70%    8.22%    11.01%    12.02%
CPI                                           1.49%    2.19%     2.39%    3.15%

Average annual total returns take the Fund's actual (or cumulative) return and show you what would have happened if the Fund had performed at a constant rate each year.

Total returns and yields are based on past results and are not an indication of future performance.

What is a Micro-Cap Fund?
A micro-cap fund is one that invests at least 65% of its assets in micro-cap stocks. But, what is a micro-cap stock? This question has a much longer answer.

The definition of micro-cap stock has its roots in the Ph.D. dissertation published by Rolf Banz in 1978. This University of Chicago graduate student found that the stocks of the smallest New York Stock Exchange traded companies had been providing investors with excess risk-adjusted returns (returns greater than could be accounted for by risk alone) averaging nearly 6% annually for more than a half century. Small company stocks were defined by Mr. Banz as those with market capitalizations (i.e., share price multiplied by number of shares outstanding) below that of the company that separated the top 80% of New York Stock Exchange companies from the bottom 20%, when ranked from largest to smallest based on equity market value. In the late 1970s, that firm had an equity market value of about $60 million.

A host of other researchers found that stocks with similar equity market values that were traded over-the-counter and on the American Stock Exchange also were providing extra risk-adjusted returns. This anomaly was ultimately dubbed "the small firm effect."

The extra risk-adjusted returns uncovered by Mr. Banz and other researchers were apparently viewed as "just too good to pass up." During the decade of the 1980s and early 1990s, hundreds of small company mutual funds began offering their shares to the investing public. However, not all of these so-called "small firm funds" were investing in "small" companies encompassed by Mr. Banz's definition, and for good reason. The "true" small firm segment of the stock market proved to be much too small to accommodate the appetites of small company funds. For example, in the early 1980s, the stocks of about 2,000 public companies conformed to the original definition of small firm stock (i.e., companies with equity market values below that of the firm that separated the top 80% from the bottom 20% of New York Stock Exchange stocks when ranked from largest to smallest). In the early 1980s, the aggregate market value of these 2,000 stocks was approximately $100 billion, and about one-third of the outstanding shares were "closely held" (i.e., in the hands of company founders, their families and operating management). That left only about $67 billion for everyone else. To put this number in perspective, the equity market value of Microsoft in October 1998 was approximately $290 billion.

In addition to the size of market problem, mutual funds faced their own size problem. As investors poured billions of dollars into equity mutual funds, small company funds found themselves squeezed out of the segment of the market containing the stocks of the smallest companies. That's because of a rule that limits a mutual fund's investment in a single company to no more than 5% of that company's outstanding shares. For example, mutual funds could invest a maximum of $2 million in a company with an equity market value of $40 million. Thus, a mutual fund with $500 million in assets would have to spread its investments across at least

250 companies of this size. Thus, as assets grew, many small company mutual funds began to invest the stocks of larger and larger companies.

The disparity in the size of companies in which small company mutual funds were investing became so large, that it became difficult to make meaningful investment return comparisons among "small company" funds. Thus, some mutual fund trackers began to separate the universe of small company funds into three categories based on the size of the company in which they were investing.
Generally, these categories include mid-cap, small-cap, and micro-cap funds. Although there is no widely accepted definition of each of these three categories, generally funds that invest in the stocks of companies with equity market values between $1 billion and $3 billion get the mid-cap fund designation. Those that invest in companies with equity market values between $300 million and $1 billion fall into the small-cap fund category. Those that invest in the smallest companies (equity market values below $300 million) usually find themselves placed into the micro-cap category. With its holdings possessing a median market cap of under $100 million, the Perritt MicroCap Opportunities Fund falls squarely in micro-cap category.

www.perrittcap.com

Fund Updates on the Worldwide Web

A portion of the Perritt Capital Management, Inc. website is devoted to the Perritt MicroCap Opportunities Fund, Inc. Every month, the Fund's portfolio holdings are updated and portfolio managers Dr. Gerald W. Perritt and Michael Corbett comment on the financial markets and on changes in the Fund's portfolio. In addition, news and notes regarding the Fund's current holdings are posted every week so that Fund shareholders can keep abreast of the factors affecting the Fund's performance. Also included are the Fund's annual and quarterly financial reports and an updated Fund prospectus.


                              Ten Largest Holdings

Barra (BARZ) develops, markets, and supports software and information services that analyze, manage, and trade portfolios of equity, fixed income, and derivatives. Its software and services are provided on a subscription basis to more than 1,400 clients in more than 33 countries, including portfolio managers, fund sponsors, and pension consultants. Its Symphony Asset Management unit manages about $2.4 billion and has been a significant contributor to the company's growth over the past two years.

Boston Acoustics (BOSA) is a manufacturer of high performance speaker systems for home, car and computer environments. Founded in 1979, the company recorded its nineteenth consecutive fiscal year of record sales in 1998. An industry innovator, the company began supplying high performance speaker systems to computer manufacturer Gateway 2000 in May 1997. Co-founder and CEO Andrew Kotsatos owns 29% of the company's 5.3 million common shares.

Craftmade International (CRFT) is a Texas-based distributor and marketer of ceiling fans and related products. The company's national sales organization markets its products to more than 1,500 lighting showroom and electrical wholesalers, which sell to the new home construction, remodeling and replacement markets. The company's ceiling fans, bathstrip lighting and light kits are manufactured in Taiwan.

Interstate National Dealer (ISTN) designs, markets and administers service contracts and warranties for new and used motor vehicles, recreational vehicles, watercraft and motorcycles. The company offers a variety of service contract and warranty programs through its nationwide sales force of approximately 100 independent sales agents, and to a lesser extent on the Internet. The service contracts supplement manufacturers' warranties and usually range from three months to seven years.

J&J Snack Foods (JJSF) makes and distributes snack foods for the grocery and food service markets. Principal products are soft pretzels (Superpretzel) and frozen carbonated beverages (Icee and Arctic Blast). Other lines include frozen deserts and juice treats, churros, funnel cakes, and cookies. J&J also operates 80 mall-based Bavarian Pretzel Bakery and Pretzel Gourmet retail shops. Chairman and CEO Gerald Shreiber owns 34% of the company's outstanding common stock.

McGrath Rentcorp (MGRC) rents and sells movable modular units in California and Texas, and nationally distributes electronic test and measurement instruments. Modular units are used as classrooms, sales offices, construction field offices, and temporary offices adjacent to existing facilities. McGrath's largest market is for temporary classrooms, primarily in California. Founded in 1979, the company expanded into the rental of electronic test and measurement instruments in 1985.

Petroleum Helicopters (PHEL/PHELK) provides transportation services to the oil and gas, and aeromedical industries. It maintains a fleet of more than 310 aircraft (primarily helicopters), which operate from 45 domestic and 11 foreign bases. About two-thirds of revenues are derived from services in the Gulf of Mexico, and offshore New Jersey and California. The company was incorporated in 1949 by Robert Suggs, whose family holds 51% of its voting stock.

RCM Technologies (RCMT), founded in 1968 and based in Pennsauken, New Jersey, is a provider of specialty professional staffing services to U.S. businesses. The company's 52 branch offices in 23 states focus staffing services in the information technology, professional engineering, specialty healthcare and general support business sectors.

TBC Corp (TBCC) is the nation's leading independent distributor of private brand tires for the replacement market. The company's customers include more than 200 regional distribution centers which serve independent dealers throughout the U.S., Canada and Mexico. Its Big O subsidiary acts as a franchisor of independent retail tire and automotive service stores. Kelly-Springfield, a division of Goodyear Tire and Rubber, supplies more than half of the tires sold by TBC.

Tarrant Apparel Group (TAGS) designs, contracts for the manufacture of, and sells moderately priced apparel for men and women, under private label to specialty retailers such as Abercrombie & Fitch, Lerner, Limited, Lane Bryant, Express and mass merchandiser Target. It acquired Rocky Apparel, a manufacturer of denim apparel for men and women, July, 1998. The company imports approximately 85% of its products from, China, Mexico and Central America.



Statement of Net Assets
October 31, 1998

COMMON STOCKS - 98.1% (a)

BioTechnology-1.9%
         30,000            Cytoclonal*                        $195,000

Business Services-22.3%
           4,000           Analytical Surveys, Inc.*            99,000
          10,000           Barra*                              263,750
           9,000           Correctional Services*              106,312
          17,000           Dynamex, Inc.*                      117,938
          10,000           EMCOR Group*                        159,375
           5,000           Kellstrom Industries*               112,500
          11,500           LCS Industries                      140,875
           8,000           MapInfo Corp.*                       99,000
          16,000           McGrath Rentcorp                    334,000
           2,000           Mobile Mini, Inc.*                   20,000
          13,000           Pomeroy Computer Resources*         218,562
          29,000           RCM Technologies*                   436,813
          16,000           Thomas Group, Inc.*                 156,000
                                                             ---------
                                                             2,264,125

Capital Goods-0.8%
           4,000           ASV, Inc.*                           79,500

Chemicals and Related Products-2.3%
         10,700            AEP Industries*                     230,050

Consumer Products - Manufacturing-18.5%
         30,000            Boston Acoustics                    720,000
         20,500            Craftmade Int'l                     297,250
           6,000           Day Runner, Inc.*                   120,000
           5,000           Recoton Corp.*                      111,250
         28,000            Tarrant Apparel Group*              528,500
                                                              --------
                                                             1,884,625

Consumer Services-8.4%
           9,000           Automobile Protection Corp.*         77,625
          19,500           Gilman & Ciocia*                    174,281
          37,000           Interstate National Dealer*         256,688
           6,600           Lesco, Inc.                          84,975
          37,000           TBC Corp.*                          256,687
                                                               -------
                                                               850,256

Environmental Services-3.0%
         26,500            Harding Lawson Assoc.*              212,000
         50,000            Versar*                              93,750
                                                              --------
                                                               305,750

Food-7.6%
         18,000            J&J Snack Foods*                    405,000
         12,000            Tasty Baking                        172,500
         11,100            Worthington Foods                   197,025
                                                               -------
                                                               774,525

Land Development-1.8%
           8,000           Tejon Ranch                         188,000

Leisure-3.1%
         33,000            Aldila*                             117,562
         21,500            Sport-Haley*                        201,563
                                                               -------
                                                               319,125

Medical Supplies & Services-6.7%
         38,000            Intensiva Healthcare*               213,750
         14,000            Rehabcare Group*                    253,750
         24,500            U S Physical Therapy*               217,438
                                                               -------
                                                               684,938

Oil Services-9.6%
         17,000            Aztec Manufacturing                 160,437
         14,000            Petroleum Helicopters Non-Vtg       227,500
         16,000            Petroleum Helicopters Vtg           248,000
         48,000            Remington Oil & Gas Class B*        174,000
          8,000            Saint Mary Land & Exploration       168,000
                                                               -------
                                                               977,937

Printing & Publishing-2.0%
         16,000            Thomas Nelson                       205,000


Retail-2.0%
         20,000            S & K Famous Brands*                205,000

Software
          8,000            Brooktrout Technology, Inc.*        117,500
         13,000            Data Research Associates            173,875
         25,000            Programmer's Paradise*              167,750
         15,000            Rainbow Technologies*               211,875
                                                               -------
                                                               672,000

Specialty Manufacturing-1.5%
         20,000            Barringer Tech                      148,750
                                                             ---------
Total Common Stocks (Cost $11,409,660)                       9,984,581

Demand Notes-2.1% (a)
$212,474 Firstar Bank 4.97 due 11/16/98                        212,474
                                                               -------

Total Demand Notes (Cost $212,474)                             212,474

Total Investments (Cost $11,622,134)                        10,197,055
                                                            ----------

Liabilities Net of Cash and Receivables-(0.2)% (a)            (23,666)
                                                           -----------
Total Net Assets-100.0%                                    $10,173,389

(Equivalent to $11.77 per share based on 864,533 shares of capital stock outstanding.)

* Non - income producing security
(a)      Percentages for various classifications relate to total net assets.

The accompanying notes to financial statements are an integral part of this statement.


STATEMENT OF CHANGES IN NET ASSETS

                                         For the            For the
                                        Year Ended         Year Ended
OPERATIONS:                           October 31, 1998   October 31, 1997
Net investment loss.................... $ (161,528)      $  (74,105)
Net realized (loss) gain on investments   (137,060)       2,892,339
Net (decrease) increase in unrealized
  appreciation of investments.......... (3,145,872)          76,761

Net (decrease) increase in net assets
  resulting from operations............ (3,444,460)       2,894,995




DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment
  income..............................    (321,816)         (21,777)
Distributions from net realized gains
  from investment transactions........  (2,496,446)        (724,922)
Decrease in net assets resulting from
  distributions.......................  (2,818,262)        (746,699)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares issued (391,276
  and 1,708,342) shares, respectively)   5,624,993       30,622,392
Cost of shares redeemed (1,067,047 and
  930,469 shares, respectively)....... (16,162,279)    (16,789,699)
Reinvested dividends (141,068 and
  53,851 shares, respectively)........   2,142,829          719,992
(Decrease) Increase in net assets
  derived from capital share
  transactions........................  (8,394,457)      14,552,685

Total (Decrease) Increase ............ (14,657,179)      16,700,981

NET ASSETS AT THE BEGINNING
  OF THE PERIOD.......................  24,830,568        8,129,587

NET ASSETS AT THE END OF THE PERIOD
  (Including undistributed net
   investment loss of ($396,182) and
   ($308,759) respectively)........... $10,173,389      $24,830,568
                                        ===========================

       The accompanying notes to financial statements are an integral part of this statement.

FINANCIAL HIGHLIGHTS

                                                                             Years ended October 31


                                                      1998          1997        1996         1995         1994         1993
Selected Per-Share Data

Net asset value,
  beginning of period ........................     $ 17.75      $ 14.33      $ 14.17      $ 11.89      $ 12.54       $ 11.43

Net investment income (loss)                         (0.17)a      (0.05)       (0.16)       (0.13)       (0.13        (0.14)

Net realized and unrealized
  gain on investments ........................       (3.55)        4.78         2.42         3.01         0.02         1.61

Total from Investment
  Operations .................................       (3.72)        4.73         2.26         2.88        (0.11)        1.47

Less Distributions:
  From net investment income ..................      (0.26)       (0.04)       (0.90)          --           --        (0.08)
  From net realized gains ....................       (2.00)       (1.27)       (1.20)       (0.60)       (0.54)       (0.28)
Total Distributions ..........................       (2.26)       (1.31)       (2.10)       (0.60)       (0.54)       (0.36)


Net asset value,
  end of period.............    $11.77      $17.75       $14.33      $14.17      $11.89      $12.54
                                ======      ======       ======      ======      ======      ======

Total Return................    (23.83%)     35.95%       18.56%      25.60%      (1.05%)     12.97%

Ratios and Supplemental Data

Net assets, end of period
  (in thousands)...........    $10,173     $24,831       $8,130      $6,729      $6,279      $7,208

Ratio of expenses to
  average net assets.......       1.81%       1.52%        1.92%       2.07%       2.00%       1.96%
Ratio of net investment income
  to average net assets.....      (1.1%)      (0.6%)       (1.2%)      (1.0%)      (1.0%)      (1.1%)

Portfolio turnover rate           24.0%       83.1%        58.0%       67.4%       39.2%       34.6%
Average Commission Rate per
  equity stock traded.......   $0.0247     $0.0270      $0.0363

FINANCIAL HIGHLIGHTS (continued)


                                    Years ended October 31
                                 1992        1991       1990        1989
Selected Per-Share
Data
Net asset value,
  beginning of period.......   $11.36      $ 8.17     $10.52      $10.22

Income from investment
  operations:

Net investment income (loss)    (0.12)      (0.02)      0.09        0.16

Net realized and unrealized
  gain (loss) on investments     0.31        3.27      (2.27)       0.22
Total from Investment
  Operations................     0.19        3.25      (2.18)       0.38

Less Distributions:
  From net investment income       -        (0.06)     (0.17)      (0.08)
  From net realized gains...    (0.12)         -          -           -
Total Distributions.......      (0.12)      (0.06)     (0.17)      (0.08)

Net asset value,
  end of period.............   $11.43      $11.36     $ 8.17      $10.52
                               ======      ======     ======      ======
Total Return................     1.70%      40.06     (21.07%)      3.75%     2.20%


Ratios and Supplemental Data

Net assets, end of period
  (in thousands)............   $6,942      $6,183     $4,265      $5,573    $3,020

Ratio of expenses to
  average net assets........     2.30%       2.50%      2.50%       2.50%     2.70%
Ratio of net investment
  income to average net
  assets....................     (1.1%)      (0.2%)      0.9%        1.8%      1.6%


Portfolio turnover rate          24.4%       37.4%      23.6%       22.6%      3.5%
Average Commission Rate per
  equity stock traded.......


a - Net investment income per share has been calculated on average shares outstanding during the period.

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the Year Ended October 31, 1998

Income:
         Dividends                                                $    54,519
         Interest                                                      16,127
         Other                                                         17,475
                                                                  -----------
                                                                       88,121

Expenses
         Advisory Fees                                                115,147
         Fund Accounting Expense                                       24,544
         Transfer Agent Fees                                           23,344
         Custodian Fees                                                 8,301
         Legal Fees                                                    20,568
         Auditing & Tax Fees                                           11,000
         Printing & Postage                                            19,468
         State Registration Fees                                       19,639
         Directors and Annual Meeting                                   5,061
         Insurance                                                      1,758
         Other Expenses                                                   819
                                                                  -----------
                  Total Expenses                                      249,649
                  Net investment loss                                (161,528)
                                                                  -----------
         Net Realized Loss on Investments                            (137,060)

         Net Decrease in Unrealized Appreciation of Investments    (3,145,872)

         Net Loss on Investments                                   (3,282,932)

         Net Decrease in Net Assets Resulting from Operations     $(3,444,460)

The accompanying notes to financial statements are an integral part of this statement.

Notes to Financial Statements

October 31, 1998

The Perritt MicroCap Opportunities Fund, Inc. ("the Fund," formerly Perritt Capital Growth Fund, Inc.) is registered under the Investment Act of 1940 as an open-end Diversified Management Investment Company.

1. Summary of Significant Accounting Policies - The following is a summary of significant policies of the Fund:

     a. Each security, excluding demand notes and commercial paper, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the mean between the latest bid and ask price. Securities which are traded over-the-counter are valued at the mean between the latest bid and ask price if no sale was effected. Demand notes and commercial paper are valued at cost which approximates quoted market value. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported on the statement of net assets, are the same for federal income tax purposes. For the year ended October 31, 1998, purchases and sales of investment securities (excluding demand notes and commercial paper) were $3,435,894 and $15,790,324 respectively.

     b. Net realized gains and losses on securities were computed using first-in, first-out basis.

     c. Provision has not been made for federal income tax since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Ordinary income and capital gain dividend distributions are not required for the year ended October 31, 1998. The Fund has a capital loss carryover of approximately $137,000 expiring in 2006.

     d.   Dividends to shareholders are recorded on the ex-dividend date.

     e. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     f. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Investment Advisory Agreement, Custodial Agreement, and Transactions With Related Parties:

     The Fund has an investment advisory agreement with Perritt Capital Management, Inc. ("PCM), with whom certain officers of the Fund are affiliated. Effective May 1, 1998, under the terms of the agreement, the Fund pays PCM a monthly advisory fee at the annual rate of 1% of the daily net assets of the Fund. The annual rate was 0.7% prior to May 1, 1998. As of October 31, 1998, liabilities of the Fund include $7,967 payable to PCM.

     The investment advisory agreement requires PCM to reimburse the Fund in the event that the Fund's expenses, as a percentage of the average net asset value, exceeds the most restrictive percentage as these terms are defined. Effective May 1, 1998, the most restrictive percentage is 1.75%. The rate was 2% prior to May 1, 1998. The effective rate for all of fiscal year 1998 is 1.875%.

     During the year, the Fund was advanced monies to meet redemption payment requirements by the bank that acts as the Fund's custodian, transfer agent and dividend disbursing agent. The bank did not charge interest on the advanced monies. The average amount of overdraft outstanding during the period was$766,462. The maximum amount of overdraft outstanding during the period $4,906,896.


3.   Sources of Net Assets:

     As of October 31, 1998, the sources of net assets are as follows:

Fund shares issued and outstanding                   $ 12,004,990
Unrealized depreciation of investments                 (1,425,079)
Accumulated net realized loss on investments              (10,340)
Undistributed net investment loss                        (396,182)
                                                     ------------
Total                                                $ 10,173,389

     Aggregate net unrealized depreciation as of October 31, 1998 consist of the following:

     Aggregate gross unrealized appreciation         $   1,000,594
     Aggregate gross unrealized depreciation            (2,425,673)
                                                       ------------
     Net unrealized depreciation                       $(1,425,079)

     As of October 31, 1998, there were 20,000,000 shares of $0.01 par value capital stock authorized.


Independent Auditor's Report

To the Shareholders and Board of Directors of the Perritt MicroCap Opportunities Fund, Inc.:

We have audited the accompanying statement of net assets of the Perritt MicroCap Opportunities Fund, Inc. (a Maryland corporation) as of October 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the eight years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended October 31, 1989 were audited by other auditors whose opinion dated November 17, 1989 was unqualified.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Perritt MicroCap Opportunities Fund, Inc. as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the nine years in the period then ended in conformity with generally accepted accounting principles.

CHECKERS, SIMON & ROSNER LLP
Chicago, Illinois
December 10, 1998


               For assistance with your existing account, call our
                  Shareholder Service Center at: 1-800-332-3133

                               Board of Directors

                                  David Maglich
                                Gerald W. Perritt
                                 Dianne C. Click


                               Investment Advisor
                        Perritt Capital Management, Inc.
                             120 S. Riverside Plaza
                                   Suite 1745
                                Chicago, IL 60606
                                (800) 331(C)8936


                             Independent Accountants
                          Checkers, Simon & Rosner LLP
                             One South Wacker Drive
                                Chicago, IL 60606


                                  Legal Counsel
                                 Foley & Lardner
                            777 East Wisconsin Avenue
                               Milwaukee, WI 53202

                          Custodian, Transfer Agent and
                            Dividend Disbursing Agent
                              Firstar Trust Company
                                   PO Box 701
                           Milwaukee, WI 53201(C)0701


                           Brokerage Firm Availability
                            Charles Schwab & Company
                              Jack White & Company
                              Waterhouse Securities



This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt Capital MicroCap Opportunities Fund, Inc.